================================================================================
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                 Spectrum Funds
--------------------------------------------------------------------------------
                                December 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
SPECTRUM FUNDS
--------------
     * Stocks turned in their worst performance in a decade as technology and telecom stocks fell around the world. Bonds surged, outperforming stocks for the first time since 1990.
     * Spectrum Growth declined 3.59% in the second half and 0.11% for the year, but exceeded its benchmarks by a comfortable margin.
     * Spectrum Income delivered strong returns of 5.20% over the past six months and 7.40% for the year, ahead of the average bond fund but behind the Lehman Brothers U.S. Aggregate Index.
     * Spectrum International fell 12.44% and 14.71% for the two periods, respectively, in line with the aver- age international fund but behind its combined index benchmark.
     * Slower economic growth and declining interest rates provide a reasonable backdrop for the markets. Value stocks and small-caps in the U.S., along with European stocks and bonds, seem to offer the best prospects.

================================================================================
UPDATES AVAILABLE
-----------------

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------

     Technology, telecom, and Internet stocks fell sharply around the world in 2000, and the Nasdaq Composite Index plunged 39%, its worst year ever. Blue chip averages held up much better -- and value investing snapped back -- as investors sought refuge in defensive or undervalued stocks. Mid-cap and natural resource stocks posted healthy gains, while small-caps outperformed large-caps. Emerging market bonds delivered solid total returns, but foreign stocks fared poorly. High-quality U.S. bonds surged as the global economy slowed, but lower-quality bonds sank.

MARKET ENVIRONMENT
------------------


      GLOBAL EQUITY RETURNS
      ---------------------
      Periods Ended 12/31/00                 6 Months        12 Months
      ----------------------                 --------        ---------
      S&P 500 Stock Index                      -8.72           -9.11
      Russell 2000 Index                       -5.88           -3.02
      MSCI EAFE Index                         -10.42          -13.96
      MSCI Emerging Markets Free Index        -24.58          -30.61




     Diversification paid off in 2000 as the technology stocks that were stars in the 1990s crashed to earth. The tech- and telecom-heavy Nasdaq fell nearly 54% from its March peak to its December low. The correction in the Standard & Poor's 500 Stock Index was more muted, and its full-year loss was just 9.11%, as shown in the chart. Despite the devastation in many aggressive growth stocks, the Russell 2000 Index of smaller companies posted only a small decline. In fact, the S&P MidCap 400 Index surged 17.51%, buoyed by a significant component of value stocks in the energy, financial, health care, and utility sectors.


                              INTEREST RATE LEVELS
                              --------------------

                          30-Year          5-Year          90-Day
                       Treasury Bond    Treasury Note   Treasury Bill
        12/31/99            6.46            6.33            5.33
                            6.57            6.63            5.59
                            6.13            6.59            5.81
        3/00                5.94            6.42            5.88
                            5.95            6.42            5.78
                            6.14            6.65            5.92
        6/00                5.94            6.25            5.84
                            5.8             6.16            6.2
                            5.71            6.02            6.31
        9/00                5.89            5.9             6.21
                            5.72            5.73            6.36
                            5.66            5.52            6.26
        12/31/00            5.44            4.98            5.84

     Years of overinvestment in the technology, telecom, and Internet sectors left the markets with quite a hangover once the Federal Reserve took the punch bowl away with a series of interest rate hikes from June 1999 to May 2000. The financial markets also constricted credit to telecom and Internet start-ups, which helped precipitate a steep correction beginning in March. Less buoyant markets combined with steadily increasing energy prices and higher interest rates finally began to take a noticeable -- but modest -- toll on the economy at about midyear. The Nasdaq tried to mount a comeback in the fall, but reduced economic activity and intense price competition in the telecom sector spurred a rash of earnings disappointments. Protracted uncertainty over the outcome of the presidential race coincided with evidence of an unexpectedly sharp economic slowdown, turning the fourth quarter into a rout for many stocks.

     Foreign markets -- especially in Asia -- fell even more sharply. With the U.S. as the world's growth engine for so many years, the slowdown had an immediate impact on Asian markets, many of which are dominated by shares of global technology companies. Strength in these export powerhouses in 1999 had helped mask continued weakness in domestic economies, most of which still have unfinished business in terms of financial and economic reforms. European markets, while still down for the year, were relatively stronger, and the euro rallied smartly in the fourth quarter to cut its loss versus the dollar in 2000 to 6%.

From too hot to too cold
------------------------

     The Federal Reserve's tightening program had the desired effect of cooling off a red-hot economy and reducing inflationary pressures. Late in the year, however, the Fed and the financial markets began to focus on the risk of a recession. (On January 3, after the end of our reporting period, the Fed surprised the markets with a half-point, between-meetings cut in the federal funds target rate, citing the weakening economy.)

     The fairly rapid evolution in market perception from concern about economic overheating to fear of a recession produced strong gains for high-quality bonds, which outperformed stocks in 2000 for the first time since 1990 (and by a large margin). Long-term Treasuries, in particular, got a powerful boost as the federal budget surplus continued to exceed expectations. Gains were more subdued but healthy for investment-grade corporate bonds. High-yield bonds, however, continued to fall on concern about the creditworthiness of borrowers.

YEAR-END DISTRIBUTIONS
----------------------

     The Spectrum Funds' directors  declared year-end  distributions as follows:
Spectrum Growth had a year-end income dividend of $0.12 per share, a short-term capital gain of $0.20 per share, and a long-term capital gain of $1.65 per share. Spectrum Income had no capital gain distributions. Spectrum International had a year-end dividend of $0.12 per share, a short-term capital gain of $0.30, and a long-term capital gain of $1.05. These distributions were paid on December 14 to shareholders of record on December 12. You should already have received your check or statement reflecting them as well as our Form 1099-DIV summarizing this information for 2000 tax purposes.

SPECTRUM GROWTH FUND
--------------------


        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 12/31/00        6 Months      12 Months
        ----------------------        --------      ---------
        Spectrum Growth Fund            -3.59%       -0.11%
        Lipper Multi-Cap Core
        Fund Index                      -7.07        -3.34
        S&P 500 Stock Index             -8.72        -9.11


     The Spectrum Growth Fund's current emphasis on value stocks and modest allocation to natural resource issues helped cushion the decline in the overall market during the six and 12 months ended December 31, 2000. Though the fund fell in both periods, results were ahead of our benchmark of competing funds, the Lipper Multi-Cap Core Fund Index, and well in excess of the unmanaged S&P 500 Index, as shown in the table.

     While growth stocks were strong in the first half of the year, the tables turned dramatically in the second half, as plunging technology and telecommunications stocks caused investors to seek relative safety in value stocks. Mid-cap value stocks were among the market's strongest performers, and rising oil and gas prices boosted energy stocks. As a result, the Equity Income, Mid-Cap Value, and New Era Funds were our best contributors for both the second half and the year.


                            SECURITY DIVERSIFICATION
                            ------------------------
                              SPECTRUM GROWTH FUND
                              --------------------
                              Large-Cap         41
                              Mid-Cap           19
                              Small-Cap          7
                              Cash               4
                              Foreign Stocks    29

                       Based on net assets as of 12/31/00


     We continued to emphasize small- and mid-cap stocks over large-caps, and within the latter group focused on large-cap value. The collapse of the tech and telecom bubble proved once again the benefits of diversification. Though valuations in these sectors were much more reasonable at year-end, it may take time for the aftershocks from last year's bear market to settle out. Value stocks -- those that appear inexpensive based on financial measures such as price/earnings or price/book value ratios -- could be poised to lead the market for an extended period following years in the investment doghouse. Small- and mid-cap value stocks had been especially neglected, and we steadily increased our target allocation to the Mid-Cap Value Fund during last year's second half, to 5.5% from 4.0%, as shown in the table on page 13. The increase in Mid-Cap
Value was funded by a reduction in our target allocation to the emerging-growth-oriented New Horizons Fund, thereby bringing our exposure to value stocks into better balance with our growth stock holdings in the small- and mid-cap sectors.

Blue chip stocks steady; foreign stocks fall
--------------------------------------------

     In the large-cap growth category, our holdings fared well in relative terms, helped by their balanced portfolios that combine high-growth tech and telecom stocks with more reasonably priced steady growth stocks. The Growth Stock and Blue Chip Growth Funds were boosted by strong performance early in 2000, and ended the year flat or down slightly.

     Foreign stocks, represented mainly by the International Stock Fund, were our worst performers for the year, hurt by a steep second-half decline. The International Stock Fund was weighed down by its bias toward growth stocks. We reduced our target allocation slightly to reflect this weakness, but at 24% our commitment to the fund is still near the maximum. Although foreign stocks have lagged the U.S. market for many years, we find valuations overseas more attractive and the risk/reward trade-off more favorable.

SPECTRUM INCOME FUND
--------------------


        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 12/31/00        6 Months      12 Months
        ----------------------        --------      ---------
        Spectrum Income Fund            5.20%          7.40%
        Lipper General Bond
        Funds Average                   4.13           6.65
        Lehman Brothers
        U.S. Aggregate Index            7.35          11.63


     The Spectrum Income Fund delivered solid results for the six and 12 months ended December 31, 2000, finishing the year with a 7.40% gain that exceeded the return of the Lipper General Bond Funds Average, as shown in the table. After a gener-ally poor environment for fixed-income investors in 1999 and the first half of 2000, high-quality bonds snapped back over the past six months as it became increasingly evident that the economy was slowing, the Fed was likely finished raising interest rates, and the federal budget surplus continued to exceed expectations. Nearly all of our underlying funds contributed to these results, with the exceptions of the High Yield and International Bond Funds, which posted negative returns for the year. Poor performance in those sectors weighed down results relative to the Lehman Brothers U.S. Aggregate Index, an unmanaged benchmark of bond market performance. The Lehman index has no exposure to below investment-grade (high-yield or "junk") bonds, and international bonds denominated in foreign currencies are also not represented in the index.

     The strong performance of income- and value-oriented stocks, represented by the Equity Income Fund, boosted results relative to the Lipper average, a well-known benchmark of competing mutual funds. Most bond funds, naturally, do not invest in stocks. The Spectrum Income Fund's consistent exposure to the Equity Income Fund (our target is now 12%) has been a hallmark of our investment approach over the years and has aided our long-term returns. Even though value stocks have lagged the overall stock market for much of Spectrum Income's existence, they have handily outperformed bonds during that period. It is encouraging that value stocks now appear to be returning to favor within the equity market. The Equity Income Fund was our top performer during the second half and third best for the year.


                            SECURITY DIVERSIFICATION
                            ------------------------
                              SPECTRUM INCOME FUND
                              --------------------
                             Money Market          3
                             High-Grade Bonds     50
                             High-Yield Bonds     17
                             Foreign Bonds        16
                             Stocks               14

                       Based on net assets as of 12/31/00


     Long-term Treasuries were the best-performing segment of the bond market, and are represented in the portfolio primarily through the U.S. Treasury Long-Term and New Income Funds. Though the environment for the economy and fixed-income investments changed dramatically from the first to the second half, Treasuries profited in both periods due to the federal government's active debt buyback program, declining new issuance, and strong demand. Mortgage-backed (GNMA Fund) and medium-quality corporate bonds (New Income Fund) also provided solid returns last year.

     Emerging market bonds were also strong as they continued to rebound from their lows in 1998. Our exposure to emerging market bonds is modest, and during the past two years we have steadily lowered our allocation to them as their yield advantage has narrowed; we continued to do so over the past six months.

     Going forward, we remain convinced that diversification into high-quality international bonds and domestic high-yield ("junk") bonds will enhance returns as investors rediscover these beaten-down sectors. As shown in the table on page 13, we maintained a significant weighting in the High Yield Fund during the past six months. Yields are exceedingly generous compared with Treasuries, and the price declines last year in certain sectors, such as telecom services, have resulted in some attractive investment opportunities.

Euro undervalued
----------------

     Developed country foreign bonds (13% of net assets) have been hampered over the past two years by weakness in the euro -- the common currency for much of Continental Europe -- and, until recently, by rising interest rates. Both trends show signs of reversing, as slower global economic growth is likely to cause foreign central banks to follow the Fed's lead in lowering short-term lending rates. Increasingly clear signs of a significant U.S. slowdown, combined with turmoil on Wall Street, helped the euro rally 6% in the fourth quarter, cutting its loss for the year to 6%. To offset the impact of currency conversion and maintain our foreign bond exposure, we significantly increased our target allocation to the International Bond Fund. We believe the euro is undervalued relative to its long-term potential. At the same time, we reduced exposure to the GNMA and New Income Funds.

     The performance of mortgage-backed securities is likely to be hampered by concern about a rising level of prepayments (which occur when homeowners refinance their mortgages) as a result of sharply lower interest rates.

SPECTRUM INTERNATIONAL FUND
---------------------------

        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 12/31/00                6 Months      12 Months
        ----------------------                --------      ---------
        Spectrum International Fund            -12.44%       -14.71%
        Lipper International
        Funds Average                          -11.80        -15.60
        Combined Index Benchmark *              -9.46        -12.83

        *  90% MSCI EAFE/10% J.P. Morgan Non-U.S. Dollar Government Bond Index


     The Spectrum International Fund suffered sharp losses over the past six and 12 months. As shown in the table, the fund's peformance in both periods was roughly in line with the average international fund as measured by Lipper Inc., but behind our combined index benchmark of unmanaged international stock and bond indices. The fund's emphasis on growth stocks, and, to a lesser extent, its exposure to emerging markets, hampered performance relative to the combined index benchmark, in which emerging markets are not represented. We plan to remain focused on growth stocks, with a range of investments in both developed and developing economies, but this will affect results in years such as 2000 when growth stocks and emerging market stocks are weak.

                            SECURITY DIVERSIFICATION
                            ------------------------
                           SPECTRUM INTERNATIONAL FUND
                           ---------------------------
                             Europe               67
                             Japan                14
                             Latin America         6
                             Far East              6
                             Other and Reserves    7

                       Based on net assets as of 12/31/00


     European stocks were the dominant influence on the fund's performance, and total exposure to Europe through all of our underlying funds combined rose to 67% from 60% at midyear. Europe was the world's best-performing region in 2000, though markets were lower. Japanese stocks (14% of net assets) fell steeply last year following their outstanding recovery in 1999. Important economic and corporate reforms remain undone in Japan, and its economy hovers once again on the brink of recession. We reduced our target allocation to the Japan Fund to 5.5% from 6.5% six months ago. The proceeds were directed to the New Asia Fund, where we increased our exposure steadily during the year, to 3.7% from 1.7%. Unfortunately, New Asia was our second-worst performer for both the second half and the entire year. Key nations remain plagued by financial and, in cases such as Taiwan and South Korea, political uncertainty. In addition, the collapse of technology stocks and sudden drop-off of demand for tech components hurt the export-oriented Asian electronics companies.

     The table on page 13 lists target allocations for each underlying fund. Keep in mind that our actual exposure to the various regions is influenced by the portfolios of all the underlying funds, particularly the International Stock Fund, our largest holding at a target of 48% of assets. As emerging market bonds have recovered, making their yield advantages less attractive, we have pared the Emerging Markets Bond Fund over the past six months. In October, we increased our target allocation to the Emerging Markets Stock Fund to 5.3% from 4.3%, and in November, we initiated a 0.5% position in a new T. Rowe Price fund, the Emerging Europe & Mediterranean Fund.

     Despite significant losses, Latin American stocks actually held up well relative to stocks in other regions. Our largest investments there are in Mexico and Brazil, which have healthy economies and stable political institutions, and are gradually making needed reforms. Latin American bourses have large telecom stocks and no technology exporters. Latin telecom stocks were weak, but this was partially offset by strength in the banking sector, which rallied in anticipation of U.S. interest rate cuts.

Strong prospects in Europe
--------------------------
     International economic growth appears to have passed its peak for the current cycle, though economies are generally healthy outside of Japan. Prospects for the equity markets remain best in Europe, where continued corporate restructuring and a focus on returns, combined with social security and tax reforms, should boost earnings. In addition, oil prices are likely to remain below their 2000 peak, and we still consider the euro undervalued.

     The economic environment is more challenging in Japan, but equity valuations are becoming more attractive and the downside appears limited. Lower oil prices and interest rates should also improve the environment for Asia ex-Japan.

OUTLOOK
-------
     With the economy slowing and inflation under control, the most likely scenario now is lower rates in the first half of 2001. The Fed showed its determination to avoid recession by its surprise rate cut in early January, and the markets are anticipating significant further moves. Bonds should continue to benefit in such an environment, and lower rates should eventually support corporate earnings and, by extension, the stock market.

                       **********************************

                             Last year's heightened
                            stock market volatility
                            reinforces the need for
                             a broadly diversified
                              investment strategy.

                       **********************************

     We remain optimistic about the long-term prospects for both stocks and bonds. Nevertheless, last year's heightened stock market volatility and rapid shifts in market leadership reinforce the need for the broadly diversified investment strategy that the Spectrum Funds offer.

     Among stocks, small-caps and value stocks appear to offer the best near-term opportunities, though the decline in aggressive growth sectors has also made valuations more appealing there. In the fixed-income markets, high-yield bonds and high-quality international bonds should prove rewarding for investors with a long-term view. Despite a difficult 2000, international stocks in general offer lower valuations and, we believe, a better risk/reward relationship than the overall U.S. market.

Respectfully submitted,

/s/

Edmund M. Notzon III
President of the Spectrum Funds and chairman of the Investment Advisory Committee

January 22, 2001

================================================================================

T. Rowe Price Spectrum Funds
----------------------------
  PORTFOLIO HIGHLIGHTS
  --------------------
  TEN LARGEST HOLDINGS
  --------------------                                           Percent of
  (Of the combined underlying funds at 12/31/00)                 Net Assets
                                                                   12/31/00
  SPECTRUM GROWTH FUND
  --------------------
  Pfizer                                                              1.2%
-------------------------------------------------------------------------------
  Citigroup                                                           1.1
-------------------------------------------------------------------------------
  Freddie Mac                                                         0.9
-------------------------------------------------------------------------------
  Fannie Mae                                                          0.8
-------------------------------------------------------------------------------
  GlaxoSmithKline                                                     0.8
-------------------------------------------------------------------------------
  American Home Products                                              0.8
-------------------------------------------------------------------------------
  GE                                                                  0.7
-------------------------------------------------------------------------------
  Baker Hughes                                                        0.7
-------------------------------------------------------------------------------
  Nokia                                                               0.6
-------------------------------------------------------------------------------
  BP Amoco                                                            0.6
-------------------------------------------------------------------------------
  Total                                                               8.2%


  TEN LARGEST HOLDINGS
  --------------------                                           Percent of
  (Of the combined underlying funds at 12/31/00)                 Net Assets
                                                                   12/31/00
  SPECTRUM INTERNATIONAL FUND
  ---------------------------
  GlaxoSmithKline                                                     3.0%
-------------------------------------------------------------------------------
  Nokia                                                               2.5
-------------------------------------------------------------------------------
  Royal Bank of Scotland Group                                        2.2
-------------------------------------------------------------------------------
  Vodafone Group                                                      2.2
-------------------------------------------------------------------------------
  TotalFinaElf                                                        1.8
-------------------------------------------------------------------------------
  ING Groep                                                           1.7
-------------------------------------------------------------------------------
  Shell Transport & Trading                                           1.6
-------------------------------------------------------------------------------
  Reed International                                                  1.4
-------------------------------------------------------------------------------
  Vivendi Universal                                                   1.3
-------------------------------------------------------------------------------
  Philips Electronics                                                 1.2
-------------------------------------------------------------------------------
  Total                                                              18.9%

  Note: Table excludes reserves.

================================================================================

T. Rowe Price Spectrum Funds
----------------------------
KEY STATISTICS
--------------                                          6/30/00       12/31/00
SPECTRUM INCOME FUND
--------------------
Price Per Share                                        $ 10.58       $   10.77
-------------------------------------------------------------------------------
Dividends Per Share
-------------------------------------------------------------------------------
     For 6 months                                         0.35            0.35
-------------------------------------------------------------------------------
     For 12 months                                        0.70            0.70
-------------------------------------------------------------------------------
30-Day Standardized Yield to Maturity                     7.09%           7.15%
-------------------------------------------------------------------------------
Weighted Average Maturity (years)*                        9.7             9.1
-------------------------------------------------------------------------------
Weighted Average Effective Duration (years)*              5.1             5.1
-------------------------------------------------------------------------------
Weighted Average Quality **                                AA-             AA-
-------------------------------------------------------------------------------

 *  Excludes Equity Income Fund.
**  Based on T. Rowe Price research; excludes Equity Income Fund.

================================================================================
T. Rowe Price Spectrum Funds
----------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TARGET ALLOCATIONS FOR UNDERLYING FUNDS
---------------------------------------   Minimum-     Target at      Target at
                                          Maximum        6/30/00       12/31/00
SPECTRUM GROWTH FUND
--------------------
International Stock                         10-25%         25.0%         24.0%
-------------------------------------------------------------------------------
New Horizons                                10-25          23.0          21.5
-------------------------------------------------------------------------------
Equity Income                                7.5-22.5      13.0          14.0
-------------------------------------------------------------------------------
Growth & Income                              7.5-22.5      13.0          13.5
-------------------------------------------------------------------------------
Blue Chip Growth                             5-20           9.5           9.5
-------------------------------------------------------------------------------
Growth Stock                                 5-20          10.0           9.5
-------------------------------------------------------------------------------
Mid-Cap Value                                0-15           4.0           5.5
-------------------------------------------------------------------------------
New Era                                      0-15           2.5           2.5
-------------------------------------------------------------------------------

SPECTRUM INCOME FUND
--------------------
New Income                                  15-30          25.5          24.0
-------------------------------------------------------------------------------
High Yield                                  10-25          21.5          21.5
-------------------------------------------------------------------------------
GNMA                                         5-20          17.0          16.5
-------------------------------------------------------------------------------
International Bond                           5-20          13.0          16.0
-------------------------------------------------------------------------------
Equity Income                               10-25          12.0          12.0
-------------------------------------------------------------------------------
U.S. Treasury Long-Term                      0-15           7.5           7.0
-------------------------------------------------------------------------------
Emerging Markets Bond                        0-10           3.5           3.0
-------------------------------------------------------------------------------
Short-Term Bond                              0-15           0.0           0.0
-------------------------------------------------------------------------------
Summit Cash Reserves                         0-25           0.0           0.0
-------------------------------------------------------------------------------

SPECTRUM INTERNATIONAL FUND
---------------------------
International Stock                         36-65          48.0          48.0
-------------------------------------------------------------------------------
European Stock                               0-30          29.0          29.0
-------------------------------------------------------------------------------
Japan                                        0-30           6.5           5.5
-------------------------------------------------------------------------------
Emerging Markets Stock                       0-20           4.3           5.3
-------------------------------------------------------------------------------
New Asia                                     0-20           2.7           3.7
-------------------------------------------------------------------------------
Emerging Markets Bond                        0-15           5.0           3.5
-------------------------------------------------------------------------------
International Discovery                      0-20           3.0           3.0
-------------------------------------------------------------------------------
Latin America                                0-15           1.5           1.5
-------------------------------------------------------------------------------
Emerging Europe & Mediterranean              0-15          n/a            0.5
-------------------------------------------------------------------------------
Summit Cash Reserves                         0-25           0.0           0.0
==============================================================================
T. Rowe Price Spectrum Funds
----------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                      Lipper Multi-Cap
              S&P 500 Stock Index     Core Fund Index      Spectrum Growth Fund
              -------------------     ---------------      --------------------
12/31/90             10000                 10000                 10000
12/31/91             13047                 13223.9               12986.6
12/31/92             14041                 14457.5               13926.5
12/31/93             15456                 16242                 16848.6
12/31/94             15660                 16091.6               17083.8
12/31/95             21545                 21274.5               22202.8
12/31/96             26491                 25629.4               26760.7
12/31/97             35330                 32363.5               31416.3
12/31/98             45427                 38412.1               35696.5
12/31/99             54985                 46389.1               43263.6
12/31/00             49977                 44841.2               43217.8


               Lehman Brothers         Lipper General
             U.S. Aggregate Index    Bond Funds Average    Spectrum Income Fund
             --------------------    ------------------    --------------------
12/31/90             10000                 10000                 10000
12/31/91             11600                 12099.6               11964
12/31/92             12459                 13183.2               12901.6
12/31/93             13674                 15042.2               14496.3
12/31/94             13275                 14589.8               14215.7
12/31/95             15727                 17310.1               16975.5
12/31/96             16298                 18496.4               18272.7
12/31/97             17872                 20419.7               20499
12/31/98             19424                 21854.1               21846.8
12/31/99             19265                 22081.4               21902.5
12/31/00             21504                 23260.3               23525


                                      Lipper International      Spectrum
           Combined Index Benchmark*     Funds Average     International Fund
           -------------------------     -------------     ------------------
12/31/96             10000                   10000               10000
12/31/97             10157                   10577               10242.1
12/31/98             12229                   11976               11499.3
12/31/99             15114                   16800               16040.5
12/31/00             13175                   14071               13681.1


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since Inception
  Periods Ended 12/31/00         1 Year  5 Years  10 Years  Inception      Date
  ----------------------         ------  -------  --------  ---------      ----
  Spectrum Growth Fund           -0.11%   14.25%   15.76%        -      6/29/90
  Spectrum Income Fund            7.40     6.74     8.93         -      6/29/90
  Spectrum International Fund   -14.71        -        -      8.15%    12/31/96

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Spectrum Growth Fund
----------------------------------For a share outstanding throughout each period FINANCIAL HIGHLIGHTS
--------------------
                               Year
                              Ended
                           12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
NET ASSET VALUE
Beginning of period       $   17.71  $   16.45  $   15.93  $   15.13  $   13.49
--------------------------------------------------------------------------------
Investment activities
  Investment income            0.13       0.15       0.19       0.20       0.20
  Net realized and
  unrealized gain (loss)      (0.15)      3.19       1.88       2.40       2.57
--------------------------------------------------------------------------------
  Total from
  investment activities       (0.02)      3.34       2.07       2.60       2.77
--------------------------------------------------------------------------------
Distributions
  Investment income           (0.12)     (0.17)     (0.18)     (0.20)     (0.20)
  Net realized gain           (1.85)     (1.91)     (1.37)     (1.60)     (0.93)
--------------------------------------------------------------------------------
  Total distributions         (1.97)     (2.08)     (1.55)     (1.80)     (1.13)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period             $   15.72  $   17.71  $   16.45  $   15.93  $   15.13

Ratios/Supplemental Data
Total return**               (0.11%)     21.20%     13.62%     17.40%     20.53%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets            0.00%*     0.00%      0.00%      0.00%      0.00%
--------------------------------------------------------------------------------
Ratio of investment
income to average
net assets                    0.70%      0.85%      1.09%      1.26%      1.58%
--------------------------------------------------------------------------------
Portfolio turnover rate      11.6%       20.3%      17.9%      20.4%       2.9%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)             $  2,889   $  3,031   $  2,768   $  2,605   $  2,104
--------------------------------------------------------------------------------

     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.83% for the year ended December 31, 2000.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Spectrum Income Fund
----------------------------------For a share outstanding throughout each period FINANCIAL HIGHLIGHTS
                               Year
                              Ended
                           12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
NET ASSET VALUE
Beginning of period       $   10.71  $   11.50  $   11.66  $   11.20  $   11.24
--------------------------------------------------------------------------------
Investment activities
  Investment income            0.62       0.67       0.72       0.71       0.71
  Net realized and
  unrealized gain (loss)       0.14      (0.64)      0.02       0.61       0.11
--------------------------------------------------------------------------------
  Total from
  investment activities        0.76       0.03       0.74       1.32       0.82
--------------------------------------------------------------------------------
Distributions
  Investment income           (0.70)     (0.69)     (0.72)     (0.71)     (0.71)
  Net realized gain             -        (0.13)     (0.18)     (0.15)     (0.15)
--------------------------------------------------------------------------------
  Total distributions         (0.70)     (0.82)     (0.90)     (0.86)     (0.86)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period             $   10.77  $   10.71  $   11.50  $   11.66  $   11.20

Ratios/Supplemental Data
Total return**                7.40%      0.26%      6.57%      12.18%     7.64%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets            0.00%*     0.00%      0.00%      0.00%      0.00%
--------------------------------------------------------------------------------
Ratio of investment
income to average
net assets                    6.03%      5.95%      6.22%      6.21%      6.46%
--------------------------------------------------------------------------------
Portfolio turnover rate      19.3%      18.6%      12.8%      14.1%      17.6%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)             $   2,471  $   2,548  $   2,574  $   2,022  $   1,356
--------------------------------------------------------------------------------

     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.77% for the year ended December 31, 2000.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Spectrum International Fund
-----------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------                   Year                            12/31/96
                                      Ended                             Through
                                   12/31/00     12/31/99    12/31/98   12/31/97
NET ASSET VALUE
Beginning of period               $   13.53    $   10.56   $   9.74   $  10.00
--------------------------------------------------------------------------------
Investment activities
 Investment income                     0.12         0.12       0.21       0.15
 Net realized and
 unrealized gain (loss)               (2.10)        3.95       0.97       0.09+
--------------------------------------------------------------------------------
 Total from investment activities     (1.98)        4.07       1.18       0.24
--------------------------------------------------------------------------------
Distributions
 Investment income                    (0.12)       (0.13)     (0.21)     (0.15)
 Net realized gain                    (1.35)       (0.97)     (0.15)     (0.35)
--------------------------------------------------------------------------------
 Total distributions                  (1.47)       (1.10)     (0.36)     (0.50)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                     $   10.08    $   13.53   $  10.56   $   9.74

Ratios/Supplemental Data
Total return**                       (14.71)%      39.49%     12.28%      2.42%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                    0.00%*       0.00%       0.00%      0.00%
--------------------------------------------------------------------------------
Ratio of investment income
to average net assets                 0.94%        1.14%       1.94%      2.23%
--------------------------------------------------------------------------------
Portfolio turnover rate               42.5%        20.1%       31.7%      20.0%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $  81,843    $  82,846   $ 54,752   $ 51,050
--------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 3. The annualized weighted average expense ratio of the underlying funds was 0.98% for the year ended December 31, 2000.
+ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund's aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Spectrum Growth Fund
----------------------------------                           December 31, 2000
                                         Percent of
STATEMENT OF NET ASSETS                  Net Assets     Shares         Value
-----------------------                  ----------     ------         -----
                                                                  In thousands

T. Rowe Price International Stock Fund     23.9%      47,425,279   $   688,615
--------------------------------------------------------------------------------
T. Rowe Price New Horizons Fund            21.4       25,817,424       616,778
--------------------------------------------------------------------------------
T. Rowe Price Growth & Income Fund         13.7       16,198,873       395,901
--------------------------------------------------------------------------------
T. Rowe Price Equity Income Fund           14.1       16,538,913       408,015
--------------------------------------------------------------------------------
T. Rowe Price Growth Stock Fund             9.2        9,731,185       264,688
--------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth Fund         9.0        7,705,840       260,843
--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Value Fund            5.8       10,778,539       168,576
--------------------------------------------------------------------------------
T. Rowe Price New Era Fund                  3.1        3,723,337        90,477
--------------------------------------------------------------------------------
Total Investments
100.2% of Net Assets (Cost $2,413,009)                             $ 2,893,893

Other Assets Less Liabilities                                           (5,187)

NET ASSETS                                                         $ 2,888,706
Net Assets Consist of:
Accumulated investment income - net
 of distributions                                                  $       631
Accumulated net realized gain/loss - net
 of distributions                                                       16,441
Net unrealized gain (loss)                                             480,884
Paid-in-capital applicable to 183,724,745
 shares of $0.01 par value capital stock
 outstanding; 1,000,000,000 shares of the
 Corporation authorized                                              2,390,750

NET ASSETS                                                         $ 2,888,706

NET ASSET VALUE PER SHARE                                          $     15.72

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Spectrum Income Fund
----------------------------------                           December 31, 2000
                                         Percent of
STATEMENT OF NET ASSETS                  Net Assets     Shares         Value
-----------------------                  ----------     ------         -----
                                                                  In thousands

T. Rowe Price New Income Fund              24.8%    72,158,885   $     613,350
--------------------------------------------------------------------------------
T. Rowe Price High Yield Fund              21.0     74,623,861         517,890
--------------------------------------------------------------------------------
T. Rowe Price GNMA Fund                    16.9     44,704,350         417,539
--------------------------------------------------------------------------------
T. Rowe Price International Bond Fund      14.6     42,545,756         360,363
--------------------------------------------------------------------------------
T. Rowe Price Equity Income Fund           12.0     12,057,272         297,453
--------------------------------------------------------------------------------
T. Rowe Price U.S. Treasury Long-Term Fund  6.9     14,906,151         171,421
--------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Bond Fund    3.4      7,871,559          82,966
--------------------------------------------------------------------------------
T. Rowe Price Short Term Bond               0.5      2,426,327          11,282
--------------------------------------------------------------------------------
Total Investments
100.1% of Net Assets (Cost $2,556,232)                           $   2,472,264

Other Assets Less Liabilities                                             (976)

NET ASSETS                                                       $   2,471,288

Net Assets Consist of:
Accumulated investment income - net
 of distributions                                                $     (13,581)
Net unrealized gain (loss)                                             (83,968)
Paid-in-capital applicable to 229,461,791
 shares of $0.01 par value capital stock
 outstanding; 1,000,000,000 shares of
 the Corporation authorized                                          2,568,837

NET ASSETS                                                       $   2,471,288

NET ASSET VALUE PER SHARE                                        $       10.77

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Spectrum International Fund
----------------------------------                           December 31, 2000
                                         Percent of
STATEMENT OF NET ASSETS                  Net Assets     Shares         Value
-----------------------                  ----------     ------         -----
                                                                  In thousands

T. Rowe Price International Stock Fund      47.6%    2,688,820   $      39,042
-------------------------------------------------------------------------------
T. Rowe Price European Stock Fund           29.6     1,171,944          24,189
-------------------------------------------------------------------------------
T. Rowe Price Japan Fund                     5.3       487,558           4,354
-------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Stock Fund    5.3       378,713           4,329
-------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Bond Fund     3.8       294,056           3,099
-------------------------------------------------------------------------------
T. Rowe Price New Asia Fund                  3.7       442,622           3,054
-------------------------------------------------------------------------------
T. Rowe Price International Discovery Fund   2.4        75,942           1,933
-------------------------------------------------------------------------------
T. Rowe Price Latin America Fund             1.5       127,493           1,219
-------------------------------------------------------------------------------
T. Rowe Price Emerging Europe
  and Mediterranean                          0.8        82,712             625
-------------------------------------------------------------------------------
Total Investments
100.0% of Net Assets (Cost $90,148)                             $      81,844

Other Assets Less Liabilities                                              (1)

NET ASSETS                                                      $      81,843
Net Assets Consist of:
Accumulated investment income - net of
 distributions                                                  $         (13)
Accumulated net realized gain/loss - net
 of distributions                                                       1,022
Net unrealized gain (loss)                                             (8,304)
Paid-in-capital applicable to 8,117,209
 shares of $0.01 par value capital stock
 outstanding; 1,000,000,000 shares of
 the Corporation authorized                                            89,138

NET ASSETS                                                      $      81,843

NET ASSET VALUE PER SHARE                                       $       10.08

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Spectrum Funds
----------------------------
STATEMENT OF OPERATIONS
-----------------------                                             In thousands
                                             Growth        Income  International
                                               Fund          Fund           Fund
                                               Year          Year          Year
                                              Ended         Ended         Ended
                                           12/31/00      12/31/00      12/31/00
Investment Income
Income distributions from
 underlying funds                         $  21,148     $ 144,048     $     857
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Sale of underlying funds                   41,801       (25,698)        5,010
  Capital gain distributions
  from underlying funds                     268,104        29,856         5,514
--------------------------------------------------------------------------------
  Net realized gain (loss)                  309,905         4,158        10,524
Change in net unrealized gain or loss      (332,877)       21,745       (25,521)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)     (22,972)       25,903       (14,997)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                    $ (1,824)     $ 169,951     $ (14,140)


The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Spectrum Growth Fund
----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                  In thousands
                                                           Year
                                                          Ended
                                                       12/31/00      12/31/99
Increase (Decrease) in Net Assets
Operations
  Investment income                                 $    21,148   $    23,136
  Net realized gain (loss)                              309,905       292,276
  Change in net unrealized gain or loss                (332,877)      227,805
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations      (1,824)      543,217
-------------------------------------------------------------------------------
Distributions to shareholders
  Investment income                                     (19,850)      (26,073)
  Net realized gain                                    (305,942)     (293,035)
-------------------------------------------------------------------------------
  Decrease in net assets from distributions            (325,792)     (319,108)
-------------------------------------------------------------------------------

Capital share transactions *
  Shares sold                                           450,959       398,895
  Distributions reinvested                              318,653       310,958
  Shares redeemed                                      (584,240)     (671,253)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                    185,372        38,600
-------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                      (142,244)      262,709
Beginning of period                                   3,030,950     2,768,241
-------------------------------------------------------------------------------
End of period                                       $ 2,888,706   $ 3,030,950

*Share information
  Shares sold                                            25,290        23,383
  Distributions reinvested                               20,283        18,800
  Shares redeemed                                       (32,997)      (39,287)
-------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding              12,576         2,896

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Spectrum Income Fund
----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                  In thousands
                                                          Year
                                                         Ended
                                                      12/31/00       12/31/99
Increase (Decrease) in Net Assets
Operations
  Investment income                                 $  144,048     $  153,382
  Net realized gain (loss)                               4,158         27,911
  Change in net unrealized gain or loss                 21,745       (174,105)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations    169,951          7,188
-------------------------------------------------------------------------------
Distributions to shareholders
  Investment income                                   (158,204)      (158,379)
  Net realized gain                                       -           (30,463)
-------------------------------------------------------------------------------
  Decrease in net assets from distributions           (158,204)      (188,842)
-------------------------------------------------------------------------------

Capital share transactions *
  Shares sold                                          515,198        793,286
  Distributions reinvested                             144,858        175,415
  Shares redeemed                                     (748,950)      (812,665)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                   (88,894)       156,036
-------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                      (77,147)       (25,618)
Beginning of period                                  2,548,435      2,574,053
-------------------------------------------------------------------------------
End of period                                       $2,471,288     $2,548,435

*Share information
  Shares sold                                           48,618         71,118
  Distributions reinvested                              13,676         15,876
  Shares redeemed                                      (70,770)       (72,904)
-------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding             (8,476)        14,090

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Spectrum International Fund
-----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                  In thousands
                                                          Year
                                                         Ended
                                                      12/31/00      12/31/99
Increase (Decrease) in Net Assets
Operations
  Investment income                                  $     857     $     681
  Net realized gain (loss)                              10,524         5,241
  Change in net unrealized gain or loss                (25,521)       16,447
------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations    (14,140)       22,369
------------------------------------------------------------------------------
Distributions to shareholders
  Investment income                                       (862)         (718)
  Net realized gain                                     (9,696)       (5,358)
------------------------------------------------------------------------------
  Decrease in net assets from distributions            (10,558)       (6,076)
------------------------------------------------------------------------------

Capital share transactions *
  Shares sold                                           65,631        20,507
  Distributions reinvested                              10,172         5,761
  Shares redeemed                                      (52,108)      (14,467)
------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                    23,695        11,801
------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                       (1,003)       28,094
Beginning of period                                     82,846        54,752
------------------------------------------------------------------------------
End of period                                        $  81,843     $  82,846

*Share information
  Shares sold                                            5,090         1,754
  Distributions reinvested                               1,002           465
  Shares redeemed                                       (4,099)       (1,280)
------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding              1,993           939

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Spectrum Funds
----------------------------                                  December 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------

     T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are three portfolios established by the corporation and commenced operations on June 29, 1990, June 29, 1990, and December 31, 1996, respectively.

     Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying funds). Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective. Spectrum Income Fund seeks a high level of current income with moderate share price fluctuation. Spectrum International Fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     Basis of Preparation The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

     Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Distributions Income and capital gain distributions from the underlying funds and distributions to the Spectrum Funds' shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions to the Spectrum Funds' shareholders are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Accordingly, for the year ended December 31, 2000, Spectrum Income Fund's undistributed net investment income was increased by $513,000 and undistributed net realized gain was decreased by $513,000 in order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions. Such reclassifications had no effect on results from operations or net assets.

     Federal Income Taxes No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     Other Income is recorded on the accrual basis. Purchases and sales of the underlying funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

NOTE 2 - INVESTMENTS IN UNDERLYING FUNDS
----------------------------------------

     Purchases and sales of the underlying funds for the year ended December 31, 2000, were as follows:



                                        Growth       Income     International
                                          Fund         Fund              Fund

 Purchases                      $  502,381,000 $  464,274,000  $  57,842,000
 Sales                             348,217,000    522,642,000     38,328,000

     At December 31, 2000, the net unrealized gain (loss) on investments in the underlying funds for both federal income tax and financial reporting purposes were as follows:

                                        Growth       Income     International
                                          Fund         Fund              Fund

  Appreciated investments       $  480,884,000 $   60,433,000           -
  Depreciated investments          -             (144,401,000) $  (8,304,000)
  Net unrealized gain (loss)    $  480,884,000 $  (83,968,000) $  (8,304,000)



NOTE 3 - RELATED PARTIES
------------------------

     T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group), is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying funds. T. Rowe Price International, Inc. (Price International), wholly owned by Price Associates, is the investment manager for Spectrum International Fund, and also serves as manager for the inter-national underlying funds. Price Associates and its wholly owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Group and its subsidiaries, and the underlying funds.

     The Spectrum Funds pay no management fees; however, Price Associates and Price International receive management fees from managing the underlying funds. In addition, expenses associated with the operation of the Spectrum Funds are borne by each underlying fund in proportion to the average daily value of its shares owned by the Spectrum Funds, pursuant to special servicing agreements between and among the corporation, the underlying funds, Price Associates, and, in the case of Spectrum International, Price International. Therefore, the Spectrum Funds each operate at a zero expense ratio, although the valuations of the underlying funds reflect the impact of Spectrum investments on management fees and other expenses of the underlying funds.

     The Spectrum Funds do not invest in underlying funds for the purpose of exercising management or control; however, investments by Spectrum within the set limits may represent a significant portion of an underlying fund's net assets. At December 31, 2000, Spectrum International Fund held less than 25% of the outstanding shares of any underlying fund; Spectrum Growth Fund held approximately 57% of the outstanding shares of the Mid-Cap Value Fund, and Spectrum Income Fund held approximately 54% of the outstanding shares of

     T. Rowe Price U.S. Treasury Long-Term Fund, 51% of T. Rowe Price Emerging Markets Bond Fund, 48% of T. Rowe Price International Bond Fund, 38% of T. Rowe Price GNMA Fund, and 36% of T. Rowe Price High Yield Fund.


================================================================================
T. Rowe Price Spectrum Funds
----------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Directors of T. Rowe Price Spectrum Funds, Inc. and Shareholders of Spectrum Growth Fund, Spectrum Income Fund and
Spectrum International Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spectrum Growth Fund, Spectrum Income Fund and Spectrum International Fund (comprising T. Rowe Price Spectrum Funds, Inc., hereafter referred to as the "Funds") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 19, 2001

================================================================================

T. Rowe Price Spectrum Funds
----------------------------
    TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
    -----------------------------------------------------------
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The funds' distributions included capital gain amounts as follows:


                                         Growth       Income   International
                                           Fund         Fund            Fund

     *  Short-term gains          $  33,075,000   $        -    $  2,155,000
     *  Long-term 20% rate gains    272,867,000    2,666,000       7,541,000

     For corporate shareholders, $18,486,000 of the Spectrum Growth Fund's and $11,399,000 of the Spectrum Income Fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
T. Rowe Price Spectrum International Fund
-----------------------------------------
    ANNUAL MEETING RESULTS
    ----------------------

     The T. Rowe Price Spectrum International Fund held a shareholders meeting on October 25, 2000, to approve a new investment management agreement and to ratify the appointment of PricewaterhouseCoopers LLP as the fund's independent accountants.

     The results of voting were as follows (by number of shares):

     For approval of a new investment management agreement:

      Affirmative:      4,786,168.207
      Against:             72,753.492
      Abstain:             84,165.617
      Total:            4,943,087.316

     To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants:

      Affirmative:      4,830,214.962
      Against:             67,096.948
      Abstain:             45,775.406
      Total:            4,943,087.316

================================================================================

T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 7 a.m. to midnight ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES
--------------------------
TELE*ACCESS[REGISTRATION MARK]Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

INTERNET. T ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

ACCOUNT SERVICES
----------------
CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*
-------------------
INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

TO  OPEN  AN  ACCOUNT  Call  a  shareholder  service   representative  for  more
information.

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

INSIGHTS These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

DETAILED INVESTMENT GUIDES Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum  Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free  Bond
Maryland Tax-Free Bond
New Jersey Tax-Free  Bond
New York  Tax-Free  Bond
Summit  Municipal  Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY  MARKET FUNDS
-------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
---------------------------
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Blue Chip Growth  Portfolio
Equity Income  Portfolio
Equity Index 500 Portfolio
Health  Sciences  Portfolio
International  Stock  Portfolio
Limited-Term  Bond Portfolio
Mid-Cap  Growth  Portfolio
New  America  Growth  Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.;
     T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states.
     The contract has limitations. Call a representative for costs and complete details of the coverage.
================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES
---------------------------------------
     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

ADVISORY SERVICES*
------------------
     T. ROWE PRICE RETIREMENT INCOME MANAGERSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES
--------------------
Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
 Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

INSIGHTS REPORTS
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

SOFTWARE PACKAGES
T. Rowe Price Retirement Planning
 AnalyzerTM CD-ROM or diskette $19.95.
 To order, please call 1-800-541-5760.
 Also available on the Internet for $9.95.
T. Rowe Price Variable Annuity AnalyzerTM
 CD-ROM or diskette, free. To order,
 please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE
 ANNUITY (INCOME ACCOUNT)

* Both services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment advisor. The services involve costs.
================================================================================
T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
-----------------------------
     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for
 Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual
 Funds
The Roth IRA: A Review
Tax Information for Mutual Fund
 Investors

INVESTMENT STRATEGIES
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

TYPES OF SECURITIES
The Basics of International Stock
 Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income
 Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal
 Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology
 Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
Combining Individual Securities With
 Mutual Funds
Getting Started: An Introduction to
 Individual Securities
What You Should Know About Bonds
What You Should Know About Margin
 and Short-Selling
What You Should Know About Options
What You Should Know About Stocks
================================================================================
T. Rowe Price Brokerage
-----------------------
BROKERAGE SERVICES
------------------

T. ROWE PRICE BROKERAGE IS A DIVISION OF T. ROWE PRICE INVESTMENT SERVICES, INC., MEMBER NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

     INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

     RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

     DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

* Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.
================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A
WEEK By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAININFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley
Colorado Springs
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.        C08-050  12/31/00